UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 15, 2010

CLST Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

(Address of principal executive offices including Zip Code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                 Regulation FD Disclosure.

On March 2, 2009, Red Oak Fund, L.P. and certain of its affiliates (“Red Oak”) and Jeffrey S. Jones (“Jones”) filed a derivative lawsuit against Robert A. Kaiser, Timothy S. Durham, and David Tornek in the 134th District Court of Dallas County, Texas (the “State Court Action”). Plaintiffs alleged that Messrs. Kaiser, Durham, and Tornek entered into self-dealing transactions at the expense of the CLST Holdings, Inc. (the “Company”) and its stockholders and violated their fiduciary duties of loyalty, independence, due care, good faith, and fair dealing.

An evidentiary hearing for the State Court Action was held October 7 and 8, 2009.  On October 9, 2009, the Court denied Plaintiffs’ application for injunctive relief, which sought to enjoin Messrs. Kaiser, Durham, and Tornek from voting certain shares at the Company’s annual shareholders’ meeting.  Further, the Court granted Defendants’ plea to the jurisdiction, granted Defendants’ motion to disqualify Plaintiffs, and dismissed Plaintiffs’ derivative claims.  Beyond that, the Court granted Defendants’ amended motion to stay, thereby staying all remaining direct claims asserted by Plaintiffs.   Defendants’ motion to disqualify Plaintiffs was based on Plaintiffs’ lack of adequacy to pursue derivative claims on the following grounds: (1) that Red Oak improperly brought derivative claims to advance its own personal interests; (2) that Red Oak had engaged in illegal conduct by violating federal securities laws; and (3) that Jones was only a tag-along plaintiff and therefore suffered the same adequacy problems as Red Oak, the driving force behind the State Court Action.  The Court reached each of these rulings after the two-day evidentiary hearing.

On October 29, 2009, Plaintiffs filed their Motion and Memorandum to Reopen Case And To Reconsider (“Motion to Reconsider”) concerning the Court’s Order of October 9, 2009, which granted Defendants’ Plea to the Jurisdiction and Motion to Disqualify Plaintiffs and dismissed Plaintiffs’ derivative claims.   Plaintiffs’ Motion to Reconsider was heard on December 15, 2009.  The Court denied Plaintiffs’ Motion to Reconsider on December 21, 2009.

On January 15, 2010, Plaintiffs filed their Motion for Summary Relief, Summary Judgment, and Application for Injunctive Relief to Compel the Company’s Annual Stockholders’ Meeting (“Motion for Summary Relief”).  By their Motion for Summary Relief, Plaintiffs sought for the Company to hold its annual stockholders’ meetings for 2008, 2009, and 2010 on March 25, 2010.

On February 9, 2010, the Company announced that it would file a certificate of dissolution with the Delaware Secretary of State on February 26, 2010.  If the Company files a certificate of dissolution, it does not expect to hold an annual stockholders’ meeting.

On February 15, 2010, the Court heard Plaintiffs’ Motion for Summary Relief and, in part, granted the relief requested.  Specifically, pursuant to the Order and Interlocutory Partial Summary Judgment (the “Annual Meeting Order”), the Court ordered as follows: (1) Absent a determination by the Court of good cause shown, the Company shall hold an annual stockholders’ meeting on March 23, 2010 (the “Annual Meeting”); (2) the Annual Meeting will satisfy the requirement of the Company to hold the 2008 and 2009 annual stockholders’ meeting; (3) the record date for the Annual Meeting shall be Monday, March 8, 2010; (4) the Company shall provide notice in conformance with applicable Delaware law to all CLST stockholders on or before March 12, 2010, for the Annual Meeting; and (5) the Court appoints IVS Associates, Inc. to be the independent inspector of elections to oversee the voting process at the Annual Meeting, tabulate the proxies, and certify the results.  The Annual Meeting Order is furnished herewith as Exhibit 99.1.

Also, on February 15, 2010, by separate order and upon its own motion, the Court issued the Order Reinstating Case (the “Reinstatement Order”), which provides that the State Court Action be reopened and reinstated on a two-week trial docket beginning June 1, 2010.  The Reinstatement Order is furnished herewith as Exhibit 99.2.

On February 18, 2010, Red Oak filed its Application for Temporary Restraining Order and Motion for Expedited Discovery and a Briefing Schedule for a Temporary Injunction (“Application for TRO”).  By its Application for TRO, Red Oak seeks to prevent the Company from filing a certificate of dissolution with the Delaware Secretary of State on February 26, 2010, as the Company disclosed in its Form 8-K filed on February 9, 2010.  The hearing on Plaintiffs’ Application for TRO is scheduled for February 23, 2010.

If Red Oak is successful in obtaining a temporary restraining order, the Company will not be able to file its certificate of dissolution until that order expires or is revised, and will be under a court order to hold its Annual Meeting on March 23, 2010. Under the Company’s plan of dissolution, the certificate dissolution must be filed on or before March 26, 2010.  If the Company does not file its certificate of dissolution on or before March 26, 2010, the Company believes it is likely that dissolution and winding up of the Company will require a stockholder’s meeting to authorize a new plan of dissolution.

The Company issued a press release announcing the issuance of the Annual Meeting Order and the Reinstatement Order on February 22, 2010.  The press release is furnished herewith as Exhibit 99.3.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain information included herein may constitute “forward-looking” statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. When used in this report, the words “anticipates,” “estimates,” “believes,” “continues,” “expects,” “intends,” “may,” “might,” “could,” “should,” “likely,” “plan,” and similar expressions are intended to be among the statements that identify forward-looking statements. Statements of various factors that could cause the actual results, performance or achievements of the Company to differ materially from the Company’s expectations (“Cautionary Statements”) are disclosed, including, without limitation, those discussed in the “Risk Factors” section in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2008, as amended and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2009, as amended, those statements made in conjunction with the forward-looking statements and otherwise herein. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the Cautionary Statements. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.                 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Order and Interlocutory Partial Summary Judgment dated February 15, 2010.

99.2	Order Reinstating Case dated February 15, 2010.

99.3	CLST Holdings, Inc. Press Release dated February 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

Dated: February 22, 2010	By:	/s/ Robert A. Kaiser
Robert A. Kaiser
President and Chief Executive Officer